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                                                                    EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS

The Board of Directors
     Hugoton Energy Corporation:

     We consent to the reference to our firm under the caption "Experts" and to the use of our reports dated February 7, 1997, in the Registration Statement (Form S-2) and related Prospectus of Hugoton Energy Corporation for the registration of 6,900,000 shares of its common stock.

                                          ERNST & YOUNG LLP

Wichita, Kansas
February 20, 1997